united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares (AFLEX)
Class C Shares (AFLKX)
Class I Shares (AFLIX)

October 31, 2019

Annual Report

Advised by:
Anfield Capital Management, LLC
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.AnfieldFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 2019

Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

The Anfield Universal Fixed Income Fund (the “Fund” or “AFLIX”) completed its sixth full fiscal year on October 31, 2019, and over this time period we are pleased to report that the Fund reached the $300M Assets Under Management threshold. The Fund’s performance over the most recent fiscal year: A shares -1.54%, C shares -2.34%, I shares -1.29%, net of all fees and expenses. Benchmark performance over the most recent fiscal year: Bloomberg Barclays US Aggregate Bond Index, 11.51%; Bloomberg Barclays Intermediate US Aggregate Index, 8.83%; Bloomberg Barclays US Treasury: 1-3 Year Index, 4.62%. Over the period in question, we saw a strong interest rate / duration driven rally in fixed income markets. As the Adviser’s investment goal, although there is no guarantee, is for the Fund to be a stable, low volatility instrument under normal market conditions, the Fund did not fully participate in this rally. Nevertheless, and while noting that past results are no guarantee of future performance, we believe the Fund is currently doing what it is designed to do.

What is AFLIX Fund Designed to Do?

When designing fixed income portfolios, we believe the best approach is to utilize a large, flexible core with smaller, selectively chosen satellites which have intermediate holding periods. AFLIX is designed to be that large, opportunistic, flexible core—many tactical trades are made within the Fund. As a result, we seek to target a lower volatility, higher yielding profile. Therefore, we generally do not expect the Fund to be a “high-flyer” with recurring, extreme episodes of out or under performance. Despite a tough fiscal year, and although past performance is no guarantee of future performance, we believe over the long term, the Fund has and continues to accomplish this purpose.

In light of the Fund’s fiscal year performance, we believe it is prudent to reflect on the year and examine what contributed to overall performance and what detracted from overall performance.

Performance Contributors:

Corporate bond, CLO, & term loan positions – though (by choice) our positions are shorter in duration than broad corporate fixed income indices, they still performed well over the Fund’s fiscal year.

In addition, we are very comfortable with our portfolio from a credit perspective. At this stage of the credit cycle, with a record amount of BBB debt, bloated corporate balance sheets, and a looming maturity wall over the next several years, we believe our bottom-up, fundamental-driven security selection process will be invaluable for investors looking to navigate these uncertain times.

Performance Detractors:

Duration positioning – primarily expressed by our agency mortgage holdings, particularly those with negative duration.

Mortgage sleeve mix – we were overweight agency mortgages with negative duration exposures. Though attractive from a yield perspective, we underestimated the affect these positions would have on the portfolio as Treasuries rallied sharply.

Over the fiscal year in question, the yield on the 10- Year US Treasury fell from 3.14% to 1.69% (source: US Treasury), signifying a massive rally in longer- dated, high-duration bonds. Due to our overweight to negative duration MBS’, we did not participate in this rally, and the Fund’s performance was materially impacted.

What Have We Done to Correct our Positioning?

Duration Positioning – In August we added duration by adjusting our mortgage holdings and by taking long positions in the Treasury markets through futures. We believe the current portfolio is properly hedged against interest rate movements.

Potential Upside in Select Mortgages – We believe that some of the Fund’s mortgage positions have underperformed our expectations, but we believe these positions will outperform in the long run. In addition, these positions are very seasoned agency mortgages (virtually zero credit risk) offering very attractive yields in this low interest rate environment. Overall, we are comfortable with all of our holdings and believe there is potential upside to these positions, even after possible pricing adjustments.

Current Fixed Income Investment Strategy

●	While maintaining a defensive position relative to interest rates, gradually increase treasury exposure and duration as we expect rates to remain within a range and potentially go lower

●	Emphasize high quality yield enhancing corporate credit / MBS / ABS fixed income allocations

●	Continue to seek select opportunities in hybrid securities

●	Remain vigilant and opportunistic while monitoring stretched high yield markets

●	Favor front-end of the yield curve for quality paper as we are not being compensated to extend further out. Compensation beyond 2-3 years requires on boarding excess risk that we feel is not prudent unless it is a special circumstance

Directional (top-down macro)	Defensive, positioned for current rates and potentially going lower; target duration between 1 to 3 years
Yield Curve	1 – 5 years (short-intermediate) mainly driven by directional, duration, sector, and yield views
Sector	Emphasize all grade yield enhancing corporate credits with strong cash positions and improving fundamentals & MBS and ABS allocations
Security Selection	Active and selective
Liquidity	Continue to focus on strong liquidity—which tends to be undervalued in uncertain markets
Volatility	Target between 1% and 2% annualized standard deviation

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

7339-NLD-12/13/2019

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2019

The Fund’s performance figures* for the periods ended October 31, 2019, compared to its benchmark:

		5 Year	Since
	1 Year	Annualized	Inception(a)
Class A	(1.54)%	1.93%	2.11%
Class A with 5.75% load	(7.22)%	0.74%	1.16%
Class C	(2.34)%	1.18%	1.33%
Class I	(1.29)%	2.18%	2.36%
BofA Merrill Lynch US Dollar 3-Month Libor Constant Maturity Index(b)	2.68%	1.27%	1.06%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2020 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) at 1.50%, 2.25%, and 1.25% for Class A, Class C, and Class I shares, respectively. Without waiver or reimbursement the gross expenses and fees are 1.47%, 2.22% and 1.22% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated February 28, 2019. These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. as well as any expense limitation that was in effect at the time the reimbursement was made. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of the Change in Value of a $100,000 Investment *

*	Performance shown is for Class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Top Allocations	% of Net Assets
Bonds & Notes	88.8%
Term Loans	4.5%
Mutual Funds	3.1%
Preferred Stocks	0.5%
Exchange Traded Fund	0.1%
Closed End Fund	0.1%
Municipal Bond *	0.0%
Other Assets Less Liabilities	2.9%
100.0%

* Represents less than 0.1%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2019

Shares		Fair Value

	CLOSED END FUND - 0.1%
	DEBT FUND - 0.1%
14,879	BlackRock Floating Rate Income Strategies Fund, Inc.	$189,112
	TOTAL CLOSED END FUND (Cost $215,362)	189,112

	EXCHANGE TRADED FUND - 0.1%
	DEBT FUND - 0.1%
16,900	Invesco Senior Loan ETF	378,729
	TOTAL EXCHANGE TRADED FUND (Cost $414,250)	378,729

	MUTUAL FUNDS - 3.1%
	DEBT FUNDS - 3.1%
214,374	Fidelity Floating Rate High Income Fund - Institutional Class	2,010,832
739,189	Vanguard Short-Term Investment Grade Fund - Institutional Class	7,946,278
	TOTAL MUTUAL FUNDS (Cost $9,842,677)	9,957,110

Par Value		Coupon Rate (%)	Maturity	Spread	Rate
	BONDS & NOTES - 88.8%
	AGENCY COLLATERAL CMO - 12.7%
$1,390,006	Fannie Mae Interest Strip *	2.5000	2/25/2028			89,208
1,004,003	Fannie Mae Interest Strip *	3.0000	11/25/2043			151,773
721,931	Fannie Mae Interest Strip *	3.5000	11/25/2041			115,740
2,798,237	Fannie Mae Interest Strip *	3.5000	12/25/2042			366,815
438,654	Fannie Mae Interest Strip *#	4.0000	7/25/2042			77,795
484,698	Fannie Mae Interest Strip *#	4.0000	11/25/2041			58,949
902,744	Fannie Mae Interest Strip *	4.5000	7/25/2037			114,229
320,259	Fannie Mae Interest Strip *#	4.5000	11/25/2039			54,890
1,176,259	Fannie Mae Interest Strip *#	4.5000	10/25/2040			205,747
961,077	Fannie Mae Interest Strip *#	4.5000	11/25/2040			143,552
796,160	Fannie Mae Interest Strip *#	4.5000	7/25/2042			168,076
444,627	Fannie Mae Interest Strip *#	4.5000	7/25/2042			79,211
506,096	Fannie Mae Interest Strip *	5.0000	1/25/2039			67,835
3,335,489	Fannie Mae Interest Strip *	5.0000	12/25/2040			644,636
909,444	Fannie Mae Interest Strip *	5.5000	5/25/2033			147,192
618,977	Fannie Mae Interest Strip *	5.5000	8/25/2035			108,652
381,607	Fannie Mae Interest Strip *	5.5000	4/25/2036			65,609
371,925	Fannie Mae Interest Strip *	5.5000	9/25/2037			64,734
819,474	Fannie Mae Interest Strip *	5.5000	1/25/2038			133,727
661,512	Fannie Mae Interest Strip *#	5.5000	5/25/2039			118,717
1,835,212	Fannie Mae Interest Strip *	6.0000	5/25/2039			425,888
690,124	Fannie Mae Interest Strip *#	6.0000	5/25/2039			134,108
1,373,566	Fannie Mae Interest Strip *	6.5000	7/25/2036			298,270
341,197	Fannie Mae Interest Strip *	6.5000	10/25/2036			71,809
292,656	Fannie Mae Interest Strip *#	6.5000	11/25/2035			55,874
467,655	Fannie Mae Interest Strip *	7.0000	2/25/2037			120,831
351,231	Fannie Mae Interest Strip *#	7.0000	8/25/2038			85,558
212,695	Fannie Mae Interest Strip *	7.5000	3/25/2037			45,926
20,385,883	Fannie Mae REMICS *~	0.0300	6/25/2045	Monthly US LIBOR +	6.20%	26,567
336,103	Fannie Mae REMICS *	3.0000	8/25/2030			12,957
3,299,100	Fannie Mae REMICS *	3.5000	5/25/2044			224,635
5,338,558	Fannie Mae REMICS *	3.5000	12/25/2044			280,363
5,934,001	Fannie Mae REMICS *	3.5000	11/25/2045			485,498
3,344,599	Fannie Mae REMICS *	3.5000	2/25/2046			202,184
855,046	Fannie Mae REMICS *	3.5000	10/25/2047			91,958
3,326,556	Fannie Mae REMICS *	3.5000	12/25/2047			312,380
1,625,091	Fannie Mae REMICS *	3.5000	12/25/2047			134,515
4,694,052	Fannie Mae REMICS *	3.5000	8/25/2049			715,939
1,945,818	Fannie Mae REMICS *~	3.7272	8/25/2042	Monthly US LIBOR +	5.55%	340,482
4,503,827	Fannie Mae REMICS *	4.0000	4/25/2041			368,765
1,839,481	Fannie Mae REMICS *	4.0000	10/25/2041			129,292
3,201,713	Fannie Mae REMICS *	4.0000	5/25/2044			165,074
3,751,393	Fannie Mae REMICS *	4.0000	5/25/2047			219,889
2,800,700	Fannie Mae REMICS *	4.0000	10/25/2047			221,924
5,633,123	Fannie Mae REMICS *	4.0000	3/25/2048			756,157
1,998,044	Fannie Mae REMICS *	4.0000	5/25/2048			213,325

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	AGENCY COLLATERAL CMO - 12.7% (Continued)
$1,860,066	Fannie Mae REMICS *	4.0000	5/25/2048			$197,875
4,418,198	Fannie Mae REMICS *~	4.1772	11/25/2041	Monthly US LIBOR +	6.00%	579,316
302,203	Fannie Mae REMICS *~	4.1772	1/25/2042	Monthly US LIBOR +	6.00%	51,162
450,445	Fannie Mae REMICS *~	4.3273	2/25/2043	Monthly US LIBOR +	6.15%	89,309
1,539,564	Fannie Mae REMICS *	4.5000	2/25/2043			216,512
1,001,341	Fannie Mae REMICS *	4.5000	9/25/2043			95,634
1,432,232	Fannie Mae REMICS *	4.5000	12/25/2047			208,753
2,960,832	Fannie Mae REMICS *	4.5000	10/25/2048			428,743
399,949	Fannie Mae REMICS *~	4.5979	4/25/2045	Monthly US LIBOR +	6.15%	69,598
431,418	Fannie Mae REMICS *~	4.6272	9/25/2037	Monthly US LIBOR +	6.45%	50,834
378,620	Fannie Mae REMICS *~	4.6272	12/25/2037	Monthly US LIBOR +	6.45%	63,844
1,619,381	Fannie Mae REMICS *~	4.6973	9/25/2037	Monthly US LIBOR +	6.52%	315,693
1,276,453	Fannie Mae REMICS *~	4.7273	6/25/2038	Monthly US LIBOR +	6.55%	49,198
2,949,995	Fannie Mae REMICS *~	4.7773	10/25/2040	Monthly US LIBOR +	6.60%	365,965
1,093,091	Fannie Mae REMICS *~	4.8072	11/25/2036	Monthly US LIBOR +	6.63%	234,591
645,445	Fannie Mae REMICS *~	4.8273	3/25/2036	Monthly US LIBOR +	6.65%	89,604
609,368	Fannie Mae REMICS *~	4.8273	12/25/2036	Monthly US LIBOR +	6.65%	118,799
4,667,347	Fannie Mae REMICS *~	4.8773	3/25/2042	Monthly US LIBOR +	6.70%	528,460
610,972	Fannie Mae REMICS *~	4.9372	5/25/2037	Monthly US LIBOR +	6.76%	115,763
1,381,837	Fannie Mae REMICS *~	4.9372	6/25/2037	Monthly US LIBOR +	6.76%	239,262
632,744	Fannie Mae REMICS *	5.0000	11/25/2038			74,799
1,184,930	Fannie Mae REMICS *#	5.0000	1/25/2040			219,606
946,100	Fannie Mae REMICS *	5.5000	12/25/2043			175,283
1,329,910	Fannie Mae REMICS *	6.0000	12/25/2039			246,202
5,786,561	Fannie Mae REMICS *	6.0000	6/25/2045			1,177,220
319,340	Fannie Mae REMICS *~	6.0000	8/25/2042	Monthly US LIBOR +	6.00%	61,923
395,025	Fannie Mae REMICS *	6.5000	7/25/2040			82,579
10,044,213	Freddie Mac REMICS *~	0.1000	9/15/2040	Monthly US LIBOR +	6.10%	30,186
29,585,721	Freddie Mac REMICS *#	0.2088	8/15/2044			243,621
1,446,597	Freddie Mac REMICS *	3.0000	6/15/2041			107,712
401,506	Freddie Mac REMICS *	3.5000	4/15/2033			27,953
1,520,116	Freddie Mac REMICS *	3.5000	4/15/2038			58,574
1,162,049	Freddie Mac REMICS *	3.5000	3/15/2043			83,982
885,511	Freddie Mac REMICS *	3.5000	3/15/2043			78,768
1,319,520	Freddie Mac REMICS *	3.5000	3/15/2043			65,009
850,939	Freddie Mac REMICS *	3.5000	6/15/2043			58,317
1,405,067	Freddie Mac REMICS *	3.5000	7/15/2043			121,354
4,569,631	Freddie Mac REMICS *	3.5000	10/15/2043			334,976
719,508	Freddie Mac REMICS *	3.5000	2/15/2044			53,626
2,157,928	Freddie Mac REMICS *	3.5000	4/15/2044			97,024
755,449	Freddie Mac REMICS *	3.5000	4/15/2046			88,489
946,093	Freddie Mac REMICS *~	3.6788	5/15/2045	Monthly US LIBOR +	5.60%	142,199
1,452,797	Freddie Mac REMICS *	4.0000	11/15/2039			120,034
676,980	Freddie Mac REMICS *	4.0000	12/15/2041			46,390
1,744,145	Freddie Mac REMICS *	4.0000	4/15/2043			244,678
5,467,901	Freddie Mac REMICS *	4.0000	8/15/2043			366,039
1,314,715	Freddie Mac REMICS *	4.0000	1/15/2044			82,319
971,652	Freddie Mac REMICS *	4.0000	9/15/2044			35,557
972,556	Freddie Mac REMICS *	4.0000	3/15/2045			123,995
2,348,444	Freddie Mac REMICS *	4.0000	12/15/2046			328,126
1,324,041	Freddie Mac REMICS *	4.0000	5/15/2048			189,386
180,017	Freddie Mac REMICS *~	4.0787	6/15/2037	Monthly US LIBOR +	6.00%	22,593
2,423,886	Freddie Mac REMICS *~	4.0787	5/15/2046	Monthly US LIBOR +	6.00%	430,772
341,260	Freddie Mac REMICS *~	4.1061	5/15/2047	Monthly US LIBOR +	10.28%	339,709
425,645	Freddie Mac REMICS *~	4.1288	7/15/2042	Monthly US LIBOR +	6.05%	87,799
922,268	Freddie Mac REMICS *~	4.1788	12/15/2044	Monthly US LIBOR +	6.10%	169,433
4,556,378	Freddie Mac REMICS *	4.5000	12/15/2044			382,715
932,248	Freddie Mac REMICS *	4.5000	7/15/2046			106,939
2,996,508	Freddie Mac REMICS *	4.5000	9/15/2048			575,009
3,349,120	Freddie Mac REMICS *~	4.6288	3/15/2040	Monthly US LIBOR +	6.55%	643,758
608,245	Freddie Mac REMICS *~	4.6288	8/15/2042	Monthly US LIBOR +	6.55%	127,432
651,328	Freddie Mac REMICS *~	4.6487	5/15/2036	Monthly US LIBOR +	6.57%	109,021

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	AGENCY COLLATERAL CMO - 12.7% (Continued)
$1,656,392	Freddie Mac REMICS *~	4.6688	10/15/2035	Monthly US LIBOR +	6.59%	$322,261
1,867,520	Freddie Mac REMICS *~	4.6788	10/15/2035	Monthly US LIBOR +	6.60%	349,199
191,140	Freddie Mac REMICS *~	4.6888	4/15/2042	Monthly US LIBOR +	6.61%	37,109
667,836	Freddie Mac REMICS *~	4.8287	5/15/2029	Monthly US LIBOR +	6.75%	85,575
166,563	Freddie Mac REMICS *~	5.0788	2/15/2031	Monthly US LIBOR +	7.00%	17,100
863,951	Freddie Mac REMICS *~	5.0788	1/15/2032	Monthly US LIBOR +	7.00%	144,200
760,245	Freddie Mac REMICS *~	5.7787	7/15/2034	Monthly US LIBOR +	7.70%	72,881
266,237	Freddie Mac REMICS *~	5.9488	5/15/2029	Monthly US LIBOR +	7.87%	42,023
240,414	Freddie Mac REMICS *~	5.9587	6/15/2031	Monthly US LIBOR +	7.88%	41,853
557,745	Freddie Mac REMICS *	6.0000	10/15/2037			94,011
367,631	Freddie Mac REMICS *~	6.0788	12/15/2031	Monthly US LIBOR +	8.00%	63,872
519,854	Freddie Mac REMICS *~	6.0788	6/15/2032	Monthly US LIBOR +	8.00%	92,261
82,365	Freddie Mac REMICS *~	9.1463	12/15/2040	Monthly US LIBOR +	14.91%	137,642
49,695	Freddie Mac REMICS *~	15.9347	2/15/2032	Monthly US LIBOR +	20.93%	68,503
600,178	Freddie Mac Strips *#	4.5000	12/15/2039			80,633
548,464	Freddie Mac Strips *#	4.5000	12/15/2040			84,935
879,123	Freddie Mac Strips *#	4.5000	1/15/2043			159,372
1,344,515	Freddie Mac Strips *	5.0000	6/15/2038			246,173
560,364	Freddie Mac Strips *	5.5000	11/15/2035			90,066
169,545	Freddie Mac Strips *	6.5000	4/1/2029			30,778
474,506	Freddie Mac Strips *	7.0000	12/15/2036			115,416
17,883,116	Government National Mortgage Association *~	0.1500	9/16/2034	Monthly US LIBOR +	6.70%	92,650
25,669,737	Government National Mortgage Association *	0.2511	10/20/2043			229,376
3,522,340	Government National Mortgage Association *	0.5000	6/20/2040			51,757
1,915,205	Government National Mortgage Association *	1.0000	7/20/2043			47,710
5,742,901	Government National Mortgage Association *~	1.0000	10/20/2045	Monthly US LIBOR +	31.25%	260,026
2,699,438	Government National Mortgage Association *	3.0000	6/20/2041			121,786
212,669	Government National Mortgage Association *	3.0000	7/20/2041			7,603
4,087,751	Government National Mortgage Association *	3.0000	8/20/2041			259,119
463,120	Government National Mortgage Association *	3.0000	2/20/2042			26,661
775,652	Government National Mortgage Association *	3.0000	7/20/2043			53,668
1,772,794	Government National Mortgage Association *	3.0000	12/20/2044			112,736
1,036,709	Government National Mortgage Association *	3.0000	4/20/2046			81,300
1,750,769	Government National Mortgage Association *	3.5000	9/20/2023			84,146
1,303,980	Government National Mortgage Association *	3.5000	10/20/2039			147,714
115,565	Government National Mortgage Association *	3.5000	8/20/2040			7,282
185,014	Government National Mortgage Association *	3.5000	1/20/2043			30,831
655,542	Government National Mortgage Association *	3.5000	5/20/2043			110,879
1,237,615	Government National Mortgage Association *	3.5000	3/20/2044			52,328
541,891	Government National Mortgage Association *	3.5000	4/20/2044			27,326
1,982,647	Government National Mortgage Association *	3.5000	8/20/2044			57,310
758,491	Government National Mortgage Association *	3.5000	4/20/2046			126,577
3,119,086	Government National Mortgage Association *	3.5000	9/20/2046			282,980
2,494,019	Government National Mortgage Association *	3.5000	3/20/2047			194,660
392,577	Government National Mortgage Association *	3.5000	7/20/2047			29,611
4,106,187	Government National Mortgage Association *	3.5000	1/20/2048			295,982
294,894	Government National Mortgage Association *~	3.7536	9/20/2044	Monthly US LIBOR +	5.60%	49,280
189,225	Government National Mortgage Association *	4.0000	12/16/2026			16,799
643,791	Government National Mortgage Association *	4.0000	12/20/2040			28,160
927,183	Government National Mortgage Association *	4.0000	3/16/2041			117,149
3,314,550	Government National Mortgage Association *	4.0000	11/20/2044			377,017
1,115,174	Government National Mortgage Association *	4.0000	7/20/2045			132,448
550,562	Government National Mortgage Association *	4.0000	6/20/2046			86,674
5,036,842	Government National Mortgage Association *	4.0000	11/20/2047			309,575
183,262	Government National Mortgage Association *~	4.1036	2/20/2039	Monthly US LIBOR +	5.95%	21,216
978,947	Government National Mortgage Association *~	4.1536	8/20/2042	Monthly US LIBOR +	6.00%	190,872
1,946,469	Government National Mortgage Association *~	4.2036	2/20/2049	Monthly US LIBOR +	6.05%	307,777
1,920,507	Government National Mortgage Association *~	4.2092	8/16/2043	Monthly US LIBOR +	6.10%	342,678
383,402	Government National Mortgage Association *~	4.2536	10/20/2034	Monthly US LIBOR +	6.10%	46,462
2,193,978	Government National Mortgage Association *~	4.2536	3/20/2039	Monthly US LIBOR +	6.10%	188,765

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	AGENCY COLLATERAL CMO - 12.7% (Continued)
$1,099,461	Government National Mortgage Association *~	4.2536	10/20/2043	Monthly US LIBOR +	6.10%	$134,920
444,195	Government National Mortgage Association *~	4.2536	1/20/2046	Monthly US LIBOR +	6.10%	77,244
1,249,119	Government National Mortgage Association *~	4.3036	7/20/2043	Monthly US LIBOR +	6.15%	192,765
224,210	Government National Mortgage Association *~	4.3036	7/20/2043	Monthly US LIBOR +	6.15%	43,104
398,308	Government National Mortgage Association *~	4.3536	12/20/2042	Monthly US LIBOR +	6.20%	59,754
2,696,745	Government National Mortgage Association *~	4.3536	12/20/2047	Monthly US LIBOR +	6.20%	540,307
694,507	Government National Mortgage Association *~	4.4093	8/16/2038	Monthly US LIBOR +	6.30%	63,350
2,126,563	Government National Mortgage Association *~	4.4636	2/20/2036	Monthly US LIBOR +	6.31%	353,725
2,642,103	Government National Mortgage Association *	4.5000	8/20/2045			405,827
1,186,485	Government National Mortgage Association *	4.5000	10/16/2045			158,535
3,338,442	Government National Mortgage Association *	4.5000	3/20/2046			368,000
453,794	Government National Mortgage Association *	4.5000	4/20/2046			54,665
4,563,104	Government National Mortgage Association *~	4.5092	1/16/2040	Monthly US LIBOR +	6.40%	346,031
1,432,318	Government National Mortgage Association *~	4.6436	2/20/2038	Monthly US LIBOR +	6.49%	261,360
6,050,342	Government National Mortgage Association *~	4.7036	10/20/2039	Monthly US LIBOR +	6.55%	1,284,358
6,772,514	Government National Mortgage Association *~	4.7536	12/20/2039	Monthly US LIBOR +	6.60%	583,432
346,965	Government National Mortgage Association *~	4.8093	6/16/2042	Monthly US LIBOR +	6.70%	72,661
11,149,779	Government National Mortgage Association *~	4.8436	10/20/2037	Monthly US LIBOR +	6.69%	1,865,141
733,823	Government National Mortgage Association *~	4.8593	3/16/2042	Monthly US LIBOR +	6.75%	125,143
1,498,250	Government National Mortgage Association *~	4.9036	9/20/2040	Monthly US LIBOR +	6.75%	90,593
4,909,115	Government National Mortgage Association *~	4.9036	3/20/2043	Monthly US LIBOR +	6.75%	739,321
801,324	Government National Mortgage Association *~	4.9036	12/20/2045	Monthly US LIBOR +	6.75%	158,191
1,760,873	Government National Mortgage Association *~	4.9093	5/16/2037	Monthly US LIBOR +	6.80%	331,217
1,135,400	Government National Mortgage Association *	5.0000	3/20/2039			33,446
1,520,978	Government National Mortgage Association *	5.0000	2/16/2040			280,393
529,279	Government National Mortgage Association *	5.0000	10/16/2040			78,226
498,138	Government National Mortgage Association *	5.0000	4/16/2042			81,416
695,065	Government National Mortgage Association *	5.0000	1/20/2043			101,491
944,603	Government National Mortgage Association *	5.0000	11/20/2046			109,825
418,532	Government National Mortgage Association *	5.0000	12/20/2047			81,539
6,808,345	Government National Mortgage Association *~	5.0036	7/20/2034	Monthly US LIBOR +	6.85%	1,457,375
1,678,541	Government National Mortgage Association *~	5.2536	6/20/2034	Monthly US LIBOR +	7.10%	295,220
1,862,639	Government National Mortgage Association *	5.5000	2/20/2039			441,664
677,516	Government National Mortgage Association *	5.5000	7/20/2047			128,963
1,061,828	Government National Mortgage Association *	5.5000	9/20/2048			156,471
940,000	Government National Mortgage Association *	5.5000	10/20/2048			226,903
648,873	Government National Mortgage Association *	6.0000	4/20/2041			127,060
						40,679,665
	AGRICULTURE - 0.1%
285,000	Reynolds American, Inc. ^	6.8750	5/1/2020			291,477

	AIRLINES - 3.7%
626,858	America West Airlines 2001-1 Pass Through Trust	7.1000	4/2/2021			649,977
365,616	American Airlines 2011-1 Class A Pass Through Trust	5.2500	1/31/2021			376,335
681,784	American Airlines 2013-1 Class B Pass Through Trust ^	5.6250	1/15/2021			695,094
689,632	American Airlines 2013-2 Class B Pass Through Trust ^	5.6000	7/15/2020			700,492
4,440,000	American Airlines Group, Inc. ^	4.6250	3/1/2020			4,478,850
151,639	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.0480	11/1/2020			155,369
1,139,089	Continental Airlines 2007-1 Class A Pass Through Trust	5.9830	4/19/2022			1,208,140
1,279,645	Continental Airlines 2010-1 Class A Pass Through Trust	4.7500	1/12/2021			1,313,486
406,037	Continental Airlines 2012-1 Class B Pass Through Trust	6.2500	4/11/2020			411,275
1,681,986	UAL 2007-1 Pass Through Trust	6.6360	7/2/2022			1,783,445
147,441	United Airlines 2014-1 Class B Pass Through Trust	4.7500	4/11/2022			152,391
						11,924,854

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	AUTO MANUFACTURERS - 6.1%
$1,000,000	Daimler Finance North America LLC ^	2.2000	5/5/2020			$1,001,374
400,000	Fiat Chrysler Automobiles NV	4.5000	4/15/2020			404,000
6,606,000	Fiat Chrysler Automobiles NV	4.5000	4/15/2020			6,672,060
1,846,000	Ford Motor Credit Co. LLC	2.4250	6/12/2020			1,844,036
2,417,000	Ford Motor Credit Co. LLC	2.5970	11/4/2019			2,417,000
4,310,000	Ford Motor Credit Co. LLC	2.6810	1/9/2020			4,311,819
2,664,000	Ford Motor Credit Co. LLC	3.2000	1/15/2021			2,676,536
115,000	Ford Motor Credit Co. LLC	4.4500	12/20/2020			114,520
						19,441,345
	BANKS - 12.0%
268,000	Bank of America Corp. #	3.8437	11/18/2020	Quarterly US LIBOR +	1.72%	270,529
500,000	Bank of America Corp. #	3.8644	9/28/2020	Quarterly US LIBOR +	1.76%	504,743
2,657,000	Bank of New York Mellon Corp. #	4.9500	12/29/2049	Quarterly US LIBOR +	3.42%	2,684,181
500,000	Barclays Bank PLC#	3.3995	2/22/2021	Quarterly US LIBOR +	1.25%	503,439
650,000	Barclays Bank PLC	5.1400	10/14/2020			666,963
11,345,000	BNP Paribas SA #^	7.6250	3/30/2021	USSW5	6.31%	11,916,221
1,915,000	CIT Group, Inc.	4.1250	3/9/2021			1,962,875
7,809,000	CIT Group, Inc. #	5.8000	12/15/2165	Quarterly US LIBOR +	3.97%	8,017,071
250,000	Citigroup, Inc. ~	3.3685	12/15/2020	Quarterly US LIBOR +	1.25%	251,803
450,000	Citigroup, Inc. #	3.6310	8/11/2020	Quarterly US LIBOR +	1.45%	452,635
4,195,000	Citigroup, Inc. #	5.8750	3/27/2020	Quarterly US LIBOR +	4.06%	4,254,129
439,000	Discover Bank	8.7000	11/18/2019			440,089
344,000	Goldman Sachs Group, Inc. ~	3.3509	7/15/2020	Quarterly US LIBOR +	1.35%	346,255
250,000	Goldman Sachs Group, Inc. #	3.5323	8/26/2020	Quarterly US LIBOR +	1.40%	250,681
2,000,000	Goldman Sachs Group, Inc. #	5.3750	5/10/2020	Quarterly US LIBOR +	3.92%	2,029,570
652,000	HSBC Bank USA NA	4.8750	8/24/2020			667,102
263,000	JPMorgan Chase & Co. ~	2.6250	10/29/2020	Quarterly US LIBOR +	0.50%	259,555
1,420,000	JPMorgan Chase & Co. #	5.3000	12/29/2049	Quarterly US LIBOR +	3.80%	1,441,605
400,000	Manufacturers & Traders Trust Co. #	2.7776	12/1/2021	Quarterly US LIBOR +	0.64%	400,005
500,000	National Westminster Bank PLC ~	2.3750	11/29/2049	Quarterly US LIBOR +	0.25%	420,750
430,000	Wells Fargo & Co. #	5.8885	3/29/2049	Quarterly US LIBOR +	3.77%	435,913
						38,176,114
	BEVERAGES - 0.9%
400,000	Coca-Cola European Partners PLC	3.2500	8/19/2021			406,450
1,009,000	Constellation Brands, Inc.	2.0000	11/7/2019			1,008,978
1,560,000	Molson Coors Brewing Co.	2.2500	3/15/2020			1,560,645
						2,976,073
	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
223,282	Alternative Loan Trust 2004-35T2	6.0000	2/25/2035			51,160
10,711	Banc of America Mortgage 2004-A Trust #	4.8039	2/25/2034			10,977
11,180	Banc of America Funding 2004-D Trust #	4.3488	6/25/2034			11,223
9,915,134	BCAP LLC Trust 2007-AA2 #	0.4398	4/25/2037			152,751
22,800	Bear Stearns ARM Trust 2003-4 #	4.6702	7/25/2033			23,633
21,526	Bear Stearns Asset Backed Securities Trust 2003-AC5 <	5.5000	10/25/2033			22,658
16,210	Chase Mortgage Finance Trust Series 2007-A1 #	4.5344	2/25/2037			16,799
65,003	CHL Mortgage Pass-Through Trust 2004-7 #	4.3807	5/25/2034			66,172
16,755	Citigroup Global Markets Mortgage Securities VII, Inc. ^	6.0000	9/25/2033			16,921
36,089	Citigroup Mortgage Loan Trust 2006-4	0.0000	12/25/2035			40,324
21,934	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4 ~	2.2727	6/25/2034	Monthly US LIBOR +	0.45%	21,114
39,034	GSR Mortgage Loan Trust 2004-14 #	4.3452	12/25/2034			40,214
377,821	GSR Mortgage Loan Trust 2004-2F ~	5.6316	1/25/2034	Monthly US LIBOR +	7.65%	43,361
25,149	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034			25,758
75,385	JP Morgan Mortgage Trust 2005-A1 #	4.6532	2/25/2035			76,547
92,795	Impac CMB Trust Series 2004-4 ~	2.7227	9/25/2034	Monthly US LIBOR +	0.90%	91,380
13,170	Impac CMB Trust Series 2004-5 ~	2.7428	10/25/2034	Monthly US LIBOR +	0.92%	13,481
79,656	Impac CMB Trust Series 2004-6 ~	2.6477	10/25/2034	Monthly US LIBOR +	0.83%	77,982
18,588	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033			19,564
759,183	MASTR Alternative Loan Trust 2007-HF1	7.0000	10/25/2047			202,550
28,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035			29,570

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4% (Continued)
$36,834	Morgan Stanley Mortgage Loan Trust 2004-10AR #	4.4897	11/25/2034			$37,165
13,984	Morgan Stanley Mortgage Loan Trust 2004-7AR #	4.4143	9/25/2034			14,540
63,649	RAMP Series 2004-SL3 Trust	7.5000	12/25/2031			64,852
27,046	Structured Asset Securities Corp. #	4.7098	9/25/2026			27,527
9,111	Structured Asset Securities Corp. Mo Pa Th Ce Se 1998-3 Tr ~	2.8227	3/25/2028	Monthly US LIBOR +	1.00%	9,137
101,695	Wilshire Funding Corp. #	7.2500	8/25/2027			101,709
						1,309,069
	COMMERCIAL SERVICES - 1.5%
700,000	Moody’s Corp.	5.5000	9/1/2020			720,328
3,919,000	Nielsen Finance LLC / Nielsen Finance Co.	4.5000	10/1/2020			3,924,134
						4,644,462
	COMPUTERS - 5.2%
3,230,000	Dell, Inc.	4.6250	4/1/2021			3,330,534
6,259,000	EMC Corp.	2.6500	6/1/2020			6,266,824
6,925,000	Leidos Holdings, Inc.	4.4500	12/1/2020			7,037,531
						16,634,889
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
1,780,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.5000	5/15/2021			1,841,767
2,239,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.6250	10/30/2020			2,294,833
3,923,000	Ally Financial, Inc.	3.7500	11/18/2019			3,926,335
3,275,000	Ally Financial, Inc.	4.1250	3/30/2020			3,304,475
250,000	American Express Credit Corp.	2.3750	5/26/2020			250,626
300,000	GTP Acquisition Partners I LLC ^	2.3500	6/15/2020			300,151
500,000	ILFC E-Capital Trust I #^	3.7700	12/21/2065	Quarterly US LIBOR +	1.55%	369,510
						12,287,697
	ELECTRIC - 2.1%
3,088,000	Edison International	2.1250	4/15/2020			3,080,546
1,438,000	EDP Finance BV ^	5.2500	1/14/2021			1,487,587
1,717,000	Electricite de France SA ^	4.6000	1/27/2020			1,727,208
450,000	Entergy Corp.	5.1250	9/15/2020			458,537
						6,753,878
	ENVIRONMENTAL CONTROL - 0.3%
500,000	Waste Management, Inc.	4.7500	6/30/2020			509,230

	FOOD - 0.2%
631,000	JM Smucker Co.	2.2000	12/6/2019			631,054

	FOREST PRODUCTS & PAPER - 0.2%
775,000	Carter Holt Harvey Ltd. +	9.5000	12/1/2024			801,660

	HEALTHCARE-PRODUCTS - 0.5%
1,200,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020			1,202,488
300,000	Zimmer Biomet Holdings, Inc.	4.6250	11/30/2019			300,519
						1,503,007
	HEALTHCARE-SERVICES - 0.5%
1,285,000	Quest Diagnostics, Inc.	4.7500	1/30/2020			1,292,717
433,000	Roche Holdings, Inc.	2.0000	3/13/2020			433,048
						1,725,765
	HOME EQUITY ASSET BACKED SECURITIES - 1.1%
70,943	Aames Mortgage Trust 2001 1 Mortgage Pass Thr Certs Se 01 1 <	8.0880	6/25/2031			77,974
38,023	ABFC 2002-OPT1 Trust ~	3.2177	4/25/2032	Monthly US LIBOR +	1.39%	39,483
57,845	ACE Securities Corp. Home Equity Loan Trust Series 2003-OP1 ~	4.2977	12/25/2033	Monthly US LIBOR +	2.48%	57,441
43,843	AFC Trust Series 2000-1 ~	2.5527	3/25/2030	Monthly US LIBOR +	0.73%	43,383
24,936	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12 ~	2.9477	1/25/2034	Monthly US LIBOR +	1.13%	24,963
10,689	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Ser 2003 12 ~	4.3728	1/25/2034	Monthly US LIBOR +	2.55%	10,884
4,424	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Ser 2003-11 <	5.0826	12/25/2033			4,497
32,437	Amresco Residential Securities Corp. Mortgage Loan Trust 1998-1 #	7.0000	1/25/2028			33,689
171,403	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6 ~	4.2977	11/25/2033	Monthly US LIBOR +	2.48%	175,101
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1 ~	5.8228	10/25/2034	Monthly US LIBOR +	4.00%	135,072
408,579	Bear Stearns Asset Backed Securities I Trust 2004-FR3 ~	3.9228	9/25/2034	Monthly US LIBOR +	2.10%	410,671
244,442	Bear Stearns Asset Backed Securities I Trust 2004-HE7 ~	4.5227	8/25/2034	Monthly US LIBOR +	2.70%	242,260
20,728	Bear Stearns Asset Backed Securities Trust 2003-ABF1 ~	2.5628	1/25/2034	Monthly US LIBOR +	0.74%	20,216

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	HOME EQUITY ASSET BACKED SECURITIES - 1.1% (Continued)
$155,469	CDC Mortgage Capital Trust 2004-HE1 ~	3.6227	6/25/2034	Monthly US LIBOR +	1.80%	$156,380
152,639	CDC Mortgage Capital Trust 2004-HE3 ~	3.6227	11/25/2034	Monthly US LIBOR +	1.80%	133,755
59,206	Credit Suisse First Boston Mortgage Securities Corp. <	6.9900	2/25/2031			61,341
40,000	GSAA Trust <	5.2950	11/25/2034			41,110
64,512	Home Equity Asset Trust ~	3.9728	3/25/2034	Monthly US LIBOR +	2.15%	65,634
370,583	Home Equity Asset Trust 2004-4 ~	3.7727	10/25/2034	Monthly US LIBOR +	1.95%	365,699
28,594	Meritage Mortgage Loan Trust 2003-1 ~	4.1478	11/25/2033	Monthly US LIBOR +	2.33%	28,622
28,884	Meritage Mortgage Loan Trust 2003-1 ~	4.5227	11/25/2033	Monthly US LIBOR +	2.70%	27,832
51,498	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 ~	3.9977	7/25/2034	Monthly US LIBOR +	2.18%	46,709
62,728	New Century Home Equity Loan Trust ~^	2.9477	10/25/2033	Monthly US LIBOR +	1.13%	62,940
158,963	New Century Home Equity Loan Trust Series 2003-B ~	4.2977	11/25/2033	Monthly US LIBOR +	2.48%	160,502
59,153	NovaStar Mortgage Funding Trust Series 2003-4 ~	2.8878	2/25/2034	Monthly US LIBOR +	1.07%	59,061
1,843	NovaStar Mortgage Funding Trust Series 2004-1 ~	3.3977	6/25/2034	Monthly US LIBOR +	1.58%	1,872
172,480	NovaStar Mortgage Funding Trust Series 2004-2 ~	4.0727	9/25/2034	Monthly US LIBOR +	2.25%	167,389
19,380	Option One Mortgage Accept Corp. Asset Back Certs Ser 2003 5 ~	2.4627	8/25/2033	Monthly US LIBOR +	0.64%	19,223
76,674	RASC Series 2003-KS4 Trust <	5.1100	6/25/2033			79,079
150,093	Saxon Asset Securities Trust 2002-1 ~	3.6227	11/25/2031	Monthly US LIBOR +	1.80%	134,298
39,218	Saxon Asset Securities Trust 2003-3 ~	4.1795	12/25/2033	Monthly US LIBOR +	2.40%	36,107
90,686	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	3.4728	2/25/2034	Monthly US LIBOR +	1.65%	90,974
260,479	Securitized Asset Backed Receivables LLC Trust 2004-OP1 ~	3.8477	2/25/2034	Monthly US LIBOR +	2.03%	257,435
104,750	Security National Mortgage Loan Trust 2007-1 ~^	2.1728	4/25/2037	Monthly US LIBOR +	0.35%	103,991
9,018	Terwin Mortgage Trust 2004-16SL ~^	6.0977	10/25/2034	Monthly US LIBOR +	4.28%	9,036
114,759	Terwin Mortgage Trust Series TMTS 2003-2HE ~	3.9728	7/25/2034	Monthly US LIBOR +	2.15%	125,915
						3,510,538
	INSURANCE - 0.8%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023			325,163
1,924,000	MetLife, Inc.	5.2500	12/29/2049			1,944,924
434,000	Pacific LifeCorp. ^	6.0000	2/10/2020			438,006
						2,708,093
	INTERNET - 0.4%
1,400,000	Expedia Group, Inc.	5.9500	8/15/2020			1,441,611

	INVESTMENT COMPANIES - 0.7%
1,500,000	Ares Capital Corp.	3.8750	1/15/2020			1,502,940
732,000	FS KKR Capital Corp.	4.2500	1/15/2020			733,177
						2,236,117
	LODGING - 1.5%
4,010,000	MGM Resorts International	5.2500	3/31/2020			4,055,113
674,000	MGM Resorts International	6.7500	10/1/2020			700,960
						4,756,073
	MANUFACTURED HOUSING ASSET BACKED SECURITIES - 0.0% **
20,452	Conseco Finance Corp. #	7.2200	3/15/2028			21,399

	MEDIA - 1.7%
2,536,000	Cablevision Systems Corp.	8.0000	4/15/2020			2,605,740
310,000	CBS Corp.	4.3000	2/15/2021			316,816
739,000	Charter Communications Operating LLC	4.4640	7/23/2022			777,128
1,745,000	Time Warner Cable LLC	5.0000	2/1/2020			1,756,764
						5,456,448
	MISCELLANEOUS MANUFACTURING - 0.9%
852,000	General Electric Co.	4.3750	9/16/2020			868,643
2,000,000	General Electric Co. #	5.0000	12/29/2049	Quarterly US LIBOR +	3.33%	1,930,540
						2,799,183
	OIL & GAS - 3.0%
630,000	BG Energy Capital PLC ^	4.0000	12/9/2020			643,811
1,034,000	Petrobras Global Finance BV ~	5.0194	3/17/2020	Quarterly US LIBOR +	2.88%	1,044,340
3,535,000	Petrobras Global Finance BV	5.3750	1/27/2021			3,663,144
6,155,000	Unit Corp.	6.6250	5/15/2021			4,093,075
						9,444,370

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	OTHER ASSET BACKED SECURITIES - 14.9%
$850,000	ACIS CLO 2017-7 Ltd. Series 2017-7A, Class B ~^	4.0031	5/1/2027	Quarterly US LIBOR +	1.75%	$848,659
2,000,000	AMMC CLO 16 Ltd. Series 2015-16A, Class ER ~^	8.0609	4/14/2029	Quarterly US LIBOR +	6.06%	1,768,027
1,000,000	AMMC CLO XI Ltd. Series 2012-11A, Class CR2 ~^	3.8355	4/30/2031	Quarterly US LIBOR +	1.90%	940,504
145,531	Amortizing Residential Collateral Trust 2002-BC6 ~	3.6227	8/25/2032	Monthly US LIBOR +	1.80%	133,102
2,000,000	Arch Street CLO Ltd. Series 2016-2A, Class ER ~^	8.2659	10/20/2028	Quarterly US LIBOR +	6.30%	1,803,177
52,573	Bear Stearns Asset Backed Securities Trust 2003-SD3 ~	4.6727	10/25/2033	Monthly US LIBOR +	2.85%	52,846
1,033	Bear Stearns Asset Backed Securities Trust 2006-SD2 ~	2.2028	6/25/2036	Monthly US LIBOR +	0.38%	1,035
14,971	Bravo Mortgage Asset Trust ~^	2.0627	7/25/2036	Monthly US LIBOR +	0.24%	15,015
1,600,000	Brigade Debt Funding I Ltd. Series 2018-1A, Class D ^	6.3500	4/25/2036			1,605,811
114,368	Carrington Mortgage Loan Trust Series 2004-NC2 ~	3.6227	8/25/2034	Monthly US LIBOR +	1.80%	118,401
2,000,000	Catamaran CLO 2013-1 Ltd. Series 2013-1A, Class FR ~^	9.0856	1/27/2028	Quarterly US LIBOR +	7.15%	1,654,989
2,000,000	Cathedral Lake CLO 2013 Ltd. Series 2013-1A, Class BR ~^	4.3009	10/15/2029	Quarterly US LIBOR +	2.30%	1,911,973
6,660	Chase Funding Trust Series 2002-2	5.5990	9/25/2031			6,723
1,597,500	CIFC Funding 2015-III Ltd. Series 2015-3A, Class DR ~^	4.4659	4/19/2029	Quarterly US LIBOR +	2.50%	1,472,247
230,773	Countrywide Asset-Backed Certificates ~	2.3227	8/25/2034	Monthly US LIBOR +	0.50%	227,720
105,490	Countrywide Asset-Backed Certificates ~^	5.1977	3/25/2032	Monthly US LIBOR +	3.38%	106,846
185,901	Credit-Based Asset Servicing & Securitization LLC ~	3.5477	7/25/2035	Monthly US LIBOR +	1.73%	187,765
192,111	Credit-Based Asset Servicing & Securitization LLC ~	3.7666	3/25/2034	Monthly US LIBOR +	2.78%	204,698
500,500	Crown Point CLO IV Ltd. Series 2018-4A, Class B ~^	3.4659	4/20/2031	Quarterly US LIBOR +	1.50%	479,233
65,576	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	2.7227	11/25/2034	Monthly US LIBOR +	0.90%	66,388
45,427	CWABS Inc Asset-Backed Certificates Trust 2004-6 ~	3.0228	11/25/2034	Monthly US LIBOR +	1.20%	46,561
1,000,000	Denali Capital CLO XI Ltd. Series 2015-1A, Class DR ~^	7.5759	10/20/2028	Quarterly US LIBOR +	5.60%	895,591
1,000,000	Elevation CLO 2017-7 Ltd. Series 2017-7A, Class C ~^	3.9009	7/15/2030	Quarterly US LIBOR +	18.42%	957,769
17,897	Equity One Mortgage Pass-Through Trust 2002-5 <	5.8030	11/25/2032			18,938
237,751	Finance America Mortgage Loan Trust 2004-2 ~	2.7978	8/25/2034	Monthly US LIBOR +	0.98%	238,940
49,201	Finance America Mortgage Loan Trust 2004-2 ~	3.9228	8/25/2034	Monthly US LIBOR +	2.10%	50,606
33,835	First Franklin Mortgage Loan Trust 2002-FF1 ~	3.1565	4/25/2032	Monthly US LIBOR +	1.13%	33,768
1,000,000	Fortress Credit BSL IV Ltd. Series 2017-1A, Class C ~^	4.4356	10/26/2029	Quarterly US LIBOR +	2.50%	989,194
2,500,000	Fortress Credit BSL VI Ltd. Series 2018-1A, Class B1R ~^	3.7040	7/23/2031	Quarterly US LIBOR +	1.77%	2,444,517
2,000,000	Greywolf CLO II Ltd. Series 13-1A, Class BR ~^	4.1509	10/15/2029	Quarterly US LIBOR +	2.15%	1,931,922
1,000,000	Halcyon Loan Advisors Funding 2015-1 Ltd. Series 2015-1A, Class CR ~^	3.9659	4/20/2027	Quarterly US LIBOR +	2.00%	994,147
1,500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. Series 2015-2A, Class E ~^	7.6396	7/25/2027	Quarterly US LIBOR +	5.70%	1,278,723
2,000,000	Halcyon Loan Advisors Funding 2015-3 Ltd. Series 2015-3A, Class D ~^	7.9532	10/18/2027	Quarterly US LIBOR +	5.95%	1,723,841
2,000,000	Jamestown CLO V Ltd. Series 2014-5A, Class E ~^	7.1021	1/17/2027	Quarterly US LIBOR +	5.10%	1,736,141
1,000,000	KVK CLO 2013-1 Ltd. Series 2013-1A, Class DR ~^	4.9509	1/15/2028	Quarterly US LIBOR +	2.95%	966,793
1,000,000	KVK CLO 2016-1 Ltd. Series 2016-1A, Class B ~^	4.2509	1/15/2029	Quarterly US LIBOR +	2.25%	1,000,467
500,000	KVK CLO 2018-1 Ltd. Series 2018-1A, Class B ~^	3.7859	5/20/2029	Quarterly US LIBOR +	1.65%	493,431
55,779	Long Beach Mortgage Loan Trust 2003-2 ~	4.6727	6/25/2033	Monthly US LIBOR +	2.85%	54,902
16,759	Long Beach Mortgage Loan Trust 2004-1 ~	2.6477	2/25/2034	Monthly US LIBOR +	0.83%	16,806
2,400,000	Man GLG US CLO Series 2018-1A, Class BR ~^	3.9359	4/22/2030	Quarterly US LIBOR +	1.97%	2,286,777
2,000,000	Marathon CLO V Ltd. Series 2013-5A, Class DR ~^	7.9015	11/21/2027	Quarterly US LIBOR +	5.75%	1,808,810
14,893	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 ~	3.7727	7/25/2035	Monthly US LIBOR +	1.95%	14,915
118,769	Morgan Stanley ABS Capital I, Inc. Trust 2004-NC7 ~	3.5477	7/25/2034	Monthly US LIBOR +	1.73%	116,438
2,450,000	Oaktree CLO 2014-1 Series 2014-1A, Class DR ~^	8.4756	5/13/2029	Quarterly US LIBOR +	6.30%	2,183,680
223,805	RAMP Series 2002-RS3 Trust ~	2.7978	6/25/2032	Monthly US LIBOR +	0.98%	212,827
181,232	Specialty Underwriting & Residential Finance Trust Series 2004-BC4 ~	3.0228	10/25/2035	Monthly US LIBOR +	1.20%	174,437
520,000	Steele Creek CLO 2014-1 Ltd. Series 2014-1RA, Class B ~^	3.4659	4/21/2031	Quarterly US LIBOR +	1.50%	501,881
146,762	Structured Asset Investment Loan Trust 2004-7 ~	2.9477	8/25/2034	Monthly US LIBOR +	1.13%	146,252
109,279	Structured Asset Securities Corp. 2005-WF1 ~	3.7277	2/25/2035	Monthly US LIBOR +	1.91%	112,073
89,566	Structured Asset Securities Corp. 2005-WF1 ~	3.8778	2/25/2035	Monthly US LIBOR +	2.06%	90,790
2,000,000	Tralee CLO V Ltd. Series 2018-5A, Class C ~^	4.1659	10/20/2028	Quarterly US LIBOR +	2.20%	1,939,818
1,000,000	Trinitas CLO I Ltd. Series 2014-1A, Class E ~^	6.7509	4/15/2026	Quarterly US LIBOR +	4.75%	879,152
2,000,000	Tryon Park CLO Ltd. Series 2013-1A, Class CR ~^	4.7009	4/15/2029	Quarterly US LIBOR +	2.70%	1,870,705
1,000,000	Venture XVI CLO Ltd. Series 2014-16A, Class DRR ~^	4.5109	1/15/2028	Quarterly US LIBOR +	2.50%	936,532
2,000,000	Venture XVI CLO Ltd. Series 2014-16A, Class ERR ~^	7.0309	1/15/2028	Quarterly US LIBOR +	5.03%	1,624,274
1,800,000	Zais CLO 1 Ltd. Series 2014-1A, Class BR ~^	4.6009	4/15/2028	Quarterly US LIBOR +	2.60%	1,737,793
1,380,000	Zais CLO 5 Ltd. Series 2016-2A, Class A2 ~^	4.4009	10/15/2028	Quarterly US LIBOR +	2.40%	1,381,113
						47,496,483

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value

	BONDS & NOTES - 88.8% (Continued)
	PACKAGING & CONTAINERS - 0.8%
$2,358,000	Ball Corp.	4.3750	12/15/2020			$2,406,634
100,000	Graphic Packaging International LLC	4.7500	4/15/2021			103,281
						2,509,915
	PHARMACEUTICALS - 1.5%
1,943,000	Allergan Funding SCS	3.0000	3/12/2020			1,947,959
2,385,000	Teva Pharmaceutical Finance IV LLC	2.2500	3/18/2020			2,361,150
500,000	Zoetis, Inc.	3.4500	11/13/2020			506,314
						4,815,423
	PIPELINES - 3.6%
300,000	DCP Midstream Operating LP #^	5.8500	5/21/2043	Quarterly US LIBOR +	3.85%	270,000
1,185,000	Energy Transfer Operating LP	4.1500	10/1/2020			1,202,474
6,812,000	IFM US Colonial Pipeline 2 LLC ^	6.4500	5/1/2021			7,077,868
781,000	Plains All American Pipeline LP / PAA Finance Corp.	2.6000	12/15/2019			781,021
1,213,000	Plains All American Pipeline LP / PAA Finance Corp.	5.0000	2/1/2021			1,245,764
1,033,000	Plains All American Pipeline LP / PAA Finance Corp.	5.7500	1/15/2020			1,039,768
						11,616,895
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 3.3%
1,484,000	American Tower Corp.	2.8000	6/1/2020			1,490,396
150,000	American Tower Trust #1 ^	3.0700	3/15/2023			151,998
500,000	Crown Castle International Corp.	2.2500	9/1/2021			501,611
764,000	Crown Castle International Corp.	3.4000	2/15/2021			776,844
131,000	GLP Capital LP / GLP Financing II, Inc.	4.3750	4/15/2021			133,979
4,967,000	GLP Capital LP / GLP Financing II, Inc.	4.8750	11/1/2020			5,069,022
1,600,000	SBA Tower Trust ^	2.8770	7/9/2021			1,609,251
500,000	SBA Tower Trust ^	3.1560	10/8/2020			502,369
455,000	SBA Tower Trust ^	3.7220	4/11/2023			474,989
						10,710,459
	RETAIL - 1.2%
3,730,000	Penske Automotive Group, Inc.	3.7500	8/15/2020			3,767,300

	SAVINGS & LOANS - 0.2%
500,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021			550,822

	SOFTWARE - 0.2%
715,000	Fidelity National Information Services, Inc.	3.6250	10/15/2020			725,060

	TELECOMMUNICATIONS - 2.8%
2,030,000	Orange SA	1.6250	11/3/2019			2,030,000
4,647,000	Sprint Communications Inc	7.0000	8/15/2020			4,798,818
1,999,000	Sprint Spectrum Co. LLC ^	3.3600	9/20/2021			2,016,491
						8,845,309

	TOTAL BONDS & NOTES (Cost $293,095,025)					283,701,737

	MUNICIPAL BOND - 0.0% **
	WASHINGTON - 0.0% **
45,000	Grant County Public Utility District No. 2	5.2900	1/1/2020			45,245
	TOTAL MUNICIPAL BOND (Cost $45,159)					45,245

Shares

	PREFERRED STOCKS - 0.5%
	BANKS - 0.5%
7,400	Citigroup, Inc. #	6.8750		Quarterly US LIBOR +	4.13%	209,420
40,000	Citigroup, Inc. #	7.1250		Quarterly US LIBOR +	4.04%	1,154,000
5,000	Northern Trust Corp.	5.8500				126,300
	TOTAL PREFERRED STOCKS (Cost $1,467,670)					1,489,720

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019

Par Value		Coupon Rate (%)	Maturity	Spread	Rate	Fair Value
	TERM LOANS - 4.5%
$2,940,903	Aramark	3.7935	3/28/2024			$2,950,696
1,989,796	Cedar Fair LP	0.0000	4/13/2024			1,996,641
4,434,280	Jacobs Douwe Egberts International BV ~	4.0625	10/23/2025			4,448,692
1,000,000	Sinclair Broadcasting	5.0800	7/18/2026			1,006,125
3,979,618	United Airlines, Inc.	3.2322	4/1/2024			3,994,541
	TOTAL TERM LOANS (Cost $14,265,902)					14,396,695

	TOTAL INVESTMENTS - 97.1% (Cost $319,346,045)					$310,158,348
	OTHER ASSETS LESS LIABILITIES - 2.9%					9,231,811
	TOTAL NET ASSETS - 100.0%					$319,390,159

CLO - Collateralized Loan Obligation

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduits

USSW5 - 5 Year Swap Rate US

*	Interest Only Securities

#	Variable Rate Securities

~	Floating Rate Securities

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 25.52% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

+	As of October 31, 2019 fair valued securities by the Valuation Committee had a market value of $801,660 and represented 0.25% of total net assets.

<	STEP Securities

**	Represents less than 0.1%

FUTURES CONTRACTS
Long
Contracts	Description	Maturity	Counterparty	Notional Value ***	Unrealized Gain
150	10-Year US Treasury Note Future	December 2019	Interactive Brokers	$19,544,531	$118,437
100	US Treasury Long Bond Future	December 2020	Interactive Brokers	16,137,500	140,936
	Net Unrealized Appreciation on Futures Contracts				$259,373

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by Anfield Universal Fixed Income Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of Anfield Universal Fixed Income Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to Anfield Universal Fixed Income Fund.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS
Investment securities:
At cost	$319,346,045
At fair value	$310,158,348
Cash	5,613,847
Dividends and interest receivable	3,477,024
Deposits with brokers	1,092,098
Net unrealized appreciation on futures contracts	259,373
Receivable for Fund shares sold	283,762
Prepaid expenses and other assets	84,789
TOTAL ASSETS	320,969,241

LIABILITIES
Payable for securities purchased	1,115,085
Investment advisory fees payable	218,296
Payable to related parties	44,241
Payable for Fund shares repurchased	135,941
Distribution (12b-1) fees payable	6,974
Accrued expenses and other liabilities	58,545
TOTAL LIABILITIES	1,579,082
NET ASSETS	$319,390,159

Composition of Net Assets:
Paid in capital	$328,845,027
Accumulated losses	(9,454,868)
NET ASSETS	$319,390,159

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2019

Net Asset Value Per Share:
Class A Shares:
Net Assets	$26,760,339
Shares of beneficial interest outstanding (a)	2,724,035
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.82

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.42

Class C Shares:
Net Assets	$1,490,138
Shares of beneficial interest outstanding (a)	151,670
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.82

Class I Shares:
Net Assets	$291,139,682
Shares of beneficial interest outstanding (a)	29,609,730
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.83

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$475,931
Interest	11,171,578
TOTAL INVESTMENT INCOME	11,647,509

EXPENSES
Investment advisory fees	2,322,542
Distribution (12b-1) fees:
Class A	66,847
Class C	13,210
Administration fees	345,252
Shareholder service fees	170,712
Transfer agent fees	152,418
Registration fees	73,050
Accounting services fees	55,880
Printing and postage expenses	45,210
Custodian fees	39,254
Legal fees	31,033
Compliance officer fees	29,065
Insurance expense	25,123
Audit fees	22,500
Trustees fees and expenses	14,349
Other expenses	14,130
TOTAL EXPENSES	3,420,575

NET INVESTMENT INCOME	8,226,934

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	127,066
Net realized loss from futures contracts	(198,880)
Net change in unrealized appreciation/depreciation on investments	(11,770,416)
Net change in unrealized appreciation/depreciation on futures contracts	(306,884)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(12,149,114)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,922,180)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
FROM OPERATIONS
Net investment income	$8,226,934	$4,522,083
Net realized gain from investments	127,066	1,506,216
Net realized loss from futures contracts	(198,880)	(203,675)
Net change in unrealized appreciation (depreciation) on investments	(11,770,416)	151,381
Net change in unrealized appreciation (depreciation) on futures contracts	(306,884)	566,257
Net increase (decrease) in net assets resulting from operations	(3,922,180)	6,542,262

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(819,358)	(689,290)
Class C	(29,788)	(4,615)
Class I	(8,668,095)	(3,988,007)
Total distributions to shareholders	(9,517,241)	(4,681,912)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	15,262,044	22,447,380
Class C	725,600	722,975
Class I	209,630,332	131,333,426
Net asset value of shares issued in reinvestment of distributions:
Class A	738,570	390,830
Class C	29,708	4,556
Class I	5,422,048	2,809,120
Payments for shares redeemed:
Class A	(11,981,995)	(30,553,245)
Class C	(7,102)	(9,955)
Class I	(119,911,525)	(37,836,098)
Net increase in net assets from shares of beneficial interest	99,907,680	89,308,989

TOTAL INCREASE IN NET ASSETS	86,468,259	91,169,339

NET ASSETS
Beginning of the year	232,921,900	141,752,561
End of the year	$319,390,159	$232,921,900

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018

SHARE ACTIVITY
Class A:
Shares Sold	1,516,466	2,196,343
Shares Reinvested	73,607	38,295
Shares Redeemed	(1,192,082)	(2,986,396)
Net increase (decrease) in shares of beneficial interest outstanding	397,991	(751,758)

Class C:
Shares Sold	71,816	70,551
Shares Reinvested	2,962	445
Shares Redeemed	(703)	(973)
Net increase in shares of beneficial interest outstanding	74,075	70,023

Class I:
Shares Sold	20,779,248	12,834,050
Shares Reinvested	540,091	275,121
Shares Redeemed	(11,916,749)	(3,696,821)
Net increase in shares of beneficial interest outstanding	9,402,590	9,412,350

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.29	$10.21	$10.03	$10.00	$10.18
Activity from investment operations:
Net investment income (1)	0.26	0.23	0.16	0.30	0.29
Net realized and unrealized gain (loss) on investments (2)	(0.41)	0.10	0.19	0.03	(0.17)
Total from investment operations	(0.15)	0.33	0.35	0.33	0.12
Less distributions from:
Net investment income	(0.28)	(0.25)	(0.17)	(0.30)	(0.30)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.32)	(0.25)	(0.17)	(0.30)	(0.30)
Net asset value, end of year	$9.82	$10.29	$10.21	$10.03	$10.00
Total return (3)	(1.54)%	3.25%	3.56%	3.32%	1.16%
Net assets, at end of year (000)s	$26,760	$23,942	$31,421	$10,988	$5,430
Ratio of gross expenses to average net assets (4)(5)(6)	1.40%	1.46%	1.52%	1.59%	1.76%
Ratio of net expenses to average net assets (5)(6)	1.40%	1.38%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets (5)(6)	2.60%	2.25%	1.55%	2.99%	2.84%
Portfolio Turnover Rate	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.30	$10.22	$10.04	$10.01	$10.19
Activity from investment operations:
Net investment income (1)	0.19	0.18	0.10	0.24	0.22
Net realized and unrealized gain (loss) on investments (2)	(0.43)	0.08	0.18	0.01	(0.18)
Total from investment operations	(0.24)	0.26	0.28	0.25	0.04
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.10)	(0.22)	(0.22)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.24)	(0.18)	(0.10)	(0.22)	(0.22)
Net asset value, end of year	$9.82	$10.30	$10.22	$10.04	$10.01
Total return (3)	(2.34)%	2.59%	2.80%	2.52%	0.45%
Net assets, at end of year (000)s	$1,490	$799	$77	$105	$165
Ratio of gross expenses to average net assets (4)(5)(6)	2.15%	2.21%	2.27%	2.34%	2.51%
Ratio of net expenses to average net assets (5)(6)	2.15%	2.13%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets (5)(6)	1.88%	1.72%	0.98%	2.45%	2.16%
Portfolio Turnover Rate	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.30	$10.21	$10.04	$10.01	$10.19
Activity from investment operations:
Net investment income (1)	0.29	0.26	0.19	0.32	0.31
Net realized and unrealized gain (loss) on investments (2)	(0.44)	0.10	0.18	0.03	(0.17)
Total from investment operations	(0.15)	0.36	0.37	0.35	0.14
Less distributions from:
Net investment income	(0.28)	(0.27)	(0.20)	(0.32)	(0.32)
Net realized gains	(0.04)	—	—	—	—
Total distributions	(0.32)	(0.27)	(0.20)	(0.32)	(0.32)
Net asset value, end of year	$9.83	$10.30	$10.21	$10.04	$10.01
Total return (3)	(1.29)%	3.61%	3.70%	3.56%	1.42%
Net assets, at end of year (000)s	$291,140	$208,180	$110,254	$77,921	$50,777
Ratio of gross expenses to average net assets (4)(5)(6)	1.15%	1.21%	1.27%	1.34%	1.51%
Ratio of net expenses to average net assets (5)(6)	1.15%	1.13%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (5)(6)	2.86%	2.54%	1.93%	3.19%	3.11%
Portfolio Turnover Rate	37%	50%	43%	45%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend, as needed, valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2019, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$189,112	$—	$—	$189,112
Exchange Traded Fund	378,729	—	—	378,729
Mutual Funds	9,957,110	—	—	9,957,110
Bonds & Notes	—	282,900,077	801,660	283,701,737
Municipal Bond	—	45,245	—	45,245
Preferred Stocks	1,489,720	—	—	1,489,720
Term Loans	—	14,396,695	—	14,396,695
Derivatives
Futures Contracts **	259,373	—	—	259,373
Total	$12,274,044	$297,342,017	$801,660	$310,417,721

*	Refer to the Schedule of Investments for classifications.

**	Net unrealized appreciation (depreciation) of futures contracts is reported in the above table.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security Carter Holt Harvey:

Bonds & Notes
Beginning Balance 11/1/2018	$748,991
Total realized gain (loss)	—
Unrealized Appreciation	38,309
Cost of Purchases	—
Proceeds from Sales	—
Amortization	14,360
Net transfers in/out of level 3	—
Ending Balance 10/31/2019	$801,660

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are below.

Fair Value at October 31, 2019	Valuation Techniques	Unobservable Input	Impact to Valuation
$103.44	Spread to comparable security adjusted for a fixed spread as of the last trade date.	720 basis point spread to comparable security with a rate of 4.625%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended October 31, 2019, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2019 for the Fund.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged *	Net Amount
Futures Contracts	$259,373	$—	$259,373	$—	$—	$—
Total	$259,373	$—	$259,373	$—	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value. Total cash collateral pledged for futures contracts is $1,092,098.

Impact of Derivatives on the Statements of Operations

The derivative instruments outstanding as of October 31, 2019 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The following is a summary of the location of derivative investments on the Fund’s Statements of Assets and Liabilities as of October 31, 2019:

	Asset Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value

Interest Rate Contracts	Unrealized appreciation on futures contracts	$259,373

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of October 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Futures	Net realized loss from futures contracts;
Contracts	Net change in unrealized appreciation/depreciation from futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2019:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the
Derivative Investment Type	Equity Risk	Interest Rate Risk	Year Ended October 31, 2019
Futures contracts	$(375)	$(198,505)	$(198,880)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
		Total for the
Derivative Investment Type	Interest Rate Risk	Year Ended October 31, 2019
Futures contracts	$(306,884)	$(306,884)

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2016 to October 31, 2018, or expected to be taken in the Fund’s October 31, 2019 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPLE INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include, but are not limited to: active trading risk, common stock risk, credit risk, cybersecurity risk, emerging markets risks, futures contract risk, hedging transactions risk, high yield risk, index risk, issuer-specific risk, investment companies and exchange-traded funds risks, leveraging risk, liquidity risk, management risk, market risk, market events risk, MLP risk, prepayment and extension risk, regulatory risk, securities lending risk, short sales risk, swap risk, valuation risk and variable or floating rate securities.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign (non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process, which have subsequently resulted in investigations and fines. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund. In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2019, amounted to $209,498,731 and $104,837,284, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $2,322,542 for the year ended October 31, 2019.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund (The “Waiver Agreement”), until at least March 1, 2020, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. The expense limits in effect prior to their expiration on March 1, 2018 were 1.20%, 1.95% and 0.95% for Class A, Class C and Class I shares. If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolios’ Operating Expenses are subsequently less than 1.50%, 2.25%, and 1.25% or 1.20%, 1.95% and 0.95% for Class A, Class C and Class I, respectively, prior to March 1, 2018 of average daily net assets, the Advisor will be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of the waiver. If the Fund’s Total Operating Expenses subsequently exceed 1.50%, 2.25%, and 1.25% or 1.20%, 1.95% and 0.95% for Class A, Class C and Class I, respectively, prior to March 1, 2018 per annum of the average daily net assets the reimbursements shall be suspended. No recoupment amount will be paid to the Advisor in any fiscal quarter unless the Board has determined in advance that a recoupment is in the best interest of the Fund and its shareholders.

During the year ended October 31, 2019, the Advisor did not waive any fees or expenses. The Advisor can recoup waived and reimbursed expenses of $355,837 until October 31, 2020 and $128,740 until October 31, 2021.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” and “NLD”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended October 31, 2019, the Distributor received $11,616 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $1,665 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of October 31, 2019, aggregate cost for federal tax purposes is $319,086,311 and differs from market value by net unrealized appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$5,856,724
Gross unrealized depreciation:	(14,784,687)
Net unrealized depreciation:	$(8,927,963)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$9,418,535	$4,681,912
Long-Term Capital Gain	—	—
Return of Capital	98,706	—
	$9,517,241	$4,681,912

As of October 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
$—	$—	$—	$(526,905)	$—	$(8,927,963)	$(9,454,868)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and adjustments to perpetual bonds.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

At October 31, 2019, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$103,921	$422,984	$526,905	$—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(98,706)	$98,706

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Anfield Universal Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund) as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Anfield Capital Management, LLC advised investment companies since 2013.

Denver, Colorado

December 27, 2019

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2019

Approval of Advisory Agreement – Anfield Universal Fixed Income Fund

At a meeting held on March 6 and 7, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the approval of an investment advisory agreement (the “Advisory Agreement”) Anfield Capital Management, LLC (“Anfield” or the “Adviser”) and the Trust, each on behalf of the Anfield Universal Fixed Income Fund (the “Fund”), a series of the Trust.

In considering the Advisory Agreement with respect to Anfield, the Board took into account information received, as well as discussions with Anfield, at the November 2018 quarterly meeting and at a special meeting on February 6, 2019, as well as information received at a special meeting held on December 21, 2018. In connection with the Advisory Agreement with respect to the Fund, the Board also took into account the information and factors that the Board had considered in connection with the renewal of the Advisory Agreement with respect to the Fund, as well as in approval of a new investment advisory agreement and sub-advisory agreement with Regents Park Funds, LLC (“Regents Park”), an affiliate of Anfield, and Anfield (the “New Agreements”), respectively, at its June 2018 meeting (the “Prior Meeting”). The Board additionally considered its review of the materials submitted by Anfield at the Meeting related to the consideration of the sub-advisory agreement between the Trust and Anfield on behalf of the Anfield Diversified Alternatives ETF, another fund in the Trust that is sub-advised by Anfield (the “Sub-Advisory Agreement”).

In connection with the Board’s consideration of the Agreement, the Board had received written materials which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s respective compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. In considering the nature, extent and quality of services to be provided by Anfield under the Advisory Agreement, the Board took into account information received at the November 2018 quarterly meeting and at special meetings on December 21, 2019 and February 6, 2019. The Board also took into account the materials submitted in connection with the Sub-Advisory Agreement at this Meeting in addition to the materials previously submitted by Anfield with respect to the Fund’s Advisory Agreement at the Prior Meeting. The Board considered the materials submitted by Anfield , including an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions were made and executed; risk management processes and liquidity management; information relating to Anfield’s financial condition; an overview of the personnel that perform services for the Fund and their background and experience, including the portfolio management team with respect to the Fund; and the Adviser’s compliance policies and procedures, inclusive of its business continuity policy and cybersecurity policy and a Code of Ethics containing provisions reasonably necessary

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2019

to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board considered Anfield’s current level of staffing and the firm’s overall resources, as well as information received relating to Anfield’s internal compensation program. The Board considered the qualifications, experience and performance of Anfield’s investment and compliance personnel who provide services to the Fund. The Board also considered, among other things, Anfield’s compliance program and any disciplinary history and noted Anfield’s risk assessment and monitoring processes. The Board considered Anfield’s policies and procedures in the areas of business continuity and with respect to information systems security and the Trust’s CCO’s review and evaluation of the same, which found them to be satisfactory. With respect to Anfield, the Board took into account the recent changes and enhancements made at Anfield with respect to its compliance program and operational staff. The Board also reviewed Anfield’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Trust’s CCO and his staff conducted regular, periodic compliance reviews with Anfield presented reports to the Board regarding the same, which included evaluating the regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws. After discussion and taking into account the report provided by the CCO, the Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures for performing its duties under the Advisory Agreement.

Performance. With respect to the Fund, the Board considered that at the Prior Meeting it had considered the performance of the Fund as compared to the performance of each of the Funds as compared to that of a group of funds that employ a similar investment strategy, as provided by Broadridge, an independent third-party data provider (the “Peer Group”) for the one-year and three-year period and since inception, as well as compared to the other funds in the Fund’s Morningstar category (Nontraditional Bond) and to the Fund’s selected benchmark indices. The Board considered that for both the one-year and three-year periods ended April 30, 2018, the Fund outperformed the median of the Peer Group and its primary benchmark index, the Bank of America Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index. The Board took into account the Fund’s outperformance in terms of risk-adjusted return, the Fund’s generally lower volatility relative to the Peer Group, and Anfield’s consistent approach to risk management. The Board also took into account more recent performance returns, finding that for the one-year period ended February 28, 2019 the Fund was underperforming its primary benchmark, but was ranked within the top quintile of its Morningstar category based on performance for the period and was currently rated four stars by Morningstar. The Board concluded that the Fund’s overall performance was satisfactory and that Anfield was obtaining an acceptable level of investment returns for shareholders.

Fees and Expenses. With respect to the Fund, the Board noted that it had considered information at the Prior Meeting that the Adviser’s contractual advisory fee was slightly higher than the median of the Peer Group, but that it was lower than the Peer Group average and was not the highest among the funds within the Peer Group. The Board noted that the Fund’s advisory fee had not changed since the Prior Meeting, nor had the Fund’s investment strategy or Morningstar categorization. The Board also noted that the Fund’s net total expenses after taking into account the Fund’s current expense limitation agreement was above the median of the Peer Group. The Board noted that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50%, 2.25% and 1.25% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses).

The Board also received information regarding the nature and scope (including their significance to the Adviser and its affiliates) of any material relationships with respect to the Adviser and received information and took into account any other potential conflicts of interest the Adviser might have in connection with the Advisory Agreement with respect the Fund.

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
October 31, 2019

The Board concluded that the contractual advisory fee with respect to the Fund was not unreasonable.

Profitability. The Board considered the profitability of Anfield and whether these profits are excessive in light of the services provided to the Fund. With respect to the Fund, the Board noted that in its review during the Prior Meeting, it had considered Anfield’s profits from its relationship with the Fund, and had concluded that Anfield’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Anfield would realize economies of scale with respect to its advisory services provided to the Fund. The Board considered the profitability analysis with respect to the Fund from the Prior Meeting and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Anfield from its association with the Fund. The Board noted that Anfield did not believe they would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with their the Fund, although the Board noted that certain reputational benefits may result from their relationships with the Fund. The Board considered these benefits would be expected and appeared not to be unreasonable.

Conclusion. The Board, having requested and received such information from Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement with respect to the Fund, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement renewal, the Board did not identify any one factor as all important, and each Independent Trustee may have considered different factors as more important.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2019

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/19	10/31/19	5/1/19 – 10/31/19	5/1/19 – 10/31/19
Class A	$1,000.00	$981.90	$ 7.07	1.41%
Class C	1,000.00	978.20	10.78	2.16
Class I	1,000.00	983.20	5.82	1.16

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/19	10/31/19	5/1/19 – 10/31/19	1/1/18 – 10/31/19
Class A	$1,000.00	$1,018.08	$ 7.19	1.41%
Class C	1,000.00	1,014.31	10.98	2.16
Class I	1,000.00	1,019.34	5.93	1.16

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2019

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	4	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	4	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	4	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	4	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF, each of which are advised by Regents Park Funds, LLC, an affiliate of the Fund’s Adviser.

10/31/19 – Two Roads v2

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2019

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF, each of which are advised by Regents Park Funds, LLC, an affiliate of the Fund’s Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/19 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.
Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-Port. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q and Form N-Port are available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Anfield Universal Fixed Income Fund	19,400	18,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Anfield Universal Fixed Income Fund	3,500	3,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2018 and 2019 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2018 and 2019 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: January 7, 2020